APPENDIX B



THE REVEST VALUE FUND
PROSPECTUS - AUGUST 24, 1998
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NEW ACCOUNT AND GENERAL INFORMATION:

INVESTOR INFORMATION -- 1-800-277-5573
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SHAREHOLDER SERVICES -- 1-877-4REVEST (877-473-8378)
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INVESTMENT OBJECTIVES AND POLICIES

The REvest Value Fund (the "Fund") primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. There can be no assurance that the Fund will achieve its objectives.

The Fund is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end management investment company. The Trust is currently offering shares of only one series. The Fund's predecessor, The REvest Growth & Income Fund, was a series of The Royce Fund.
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ABOUT THIS PROSPECTUS

This Prospectus sets forth concisely the information that you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" ("SAI"), containing further information about the Fund and the Trust, has been filed with the Securities and Exchange Commission. The SAI is dated August 24, 1998 and has been incorporated by reference into this Prospectus. A copy of the SAI may be obtained without charge by writing to the Trust or calling Investor Information.
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TABLE OF CONTENTS
                                            PAGE
Fund Expenses                               B-2
Investment Performance                      B-2
Investment Objectives                       B-3
Investment Policies                         B-3
Investment Risks                            B-4
Investment Limitations                      B-4
Management of the Trust                     B-5
Year 2000 Disclosure                        B-7
Size Limitations                            B-7
General Information                         B-7

                                            PAGE
Dividends, Distributions and Taxes          B-8
Net Asset Value Per Share                   B-8

                                SHAREHOLDER GUIDE

Opening an Account and Purchasing Shares    B-9
Additional Investments to Existing Accounts B-10
Choosing a Distribution Option              B-10
Important Account Information               B-11
Redeeming Your Shares                       B-12
Transferring Ownership                      B-13
Other Services                              B-14


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THE SECURITIES AND EXCHANGE  COMMISSION HAS NOT APPROVED ANY FUND'S SHARES AS AN
INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
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A Series of The Winter Harbor Fund

FUND EXPENSES

THE FUND IS NO-LOAD AND HAS NO 12B-1 FEES.

The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund.


         SHAREHOLDER TRANSACTION EXPENSES

         Sales Load Imposed on Purchases                      None
         Sales Load Imposed on Reinvested Dividends           None
         Redemption Fee:
                  1 Year or More After Account Opened         None
         Early Redemption Fee:
                  Less Than 1 Year After Account Opened       1.00%


         ANNUAL FUND OPERATING EXPENSES

                  Management Fees                             1.00%
                  Other Expenses                              0.30%
                                                              -----
                  Total Operating Expenses                    1.30%

-------------------

The adviser has agreed to limit the Fund's expense ratio to 1.30% through December 31, 1999. The adviser and sub-adviser have agreed to waive fees, in equal amounts, in order to maintain this expense ratio. For a further discussion of these fees, see "Management of the Trust."

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                           1 YEAR                  3 YEARS
                           ------                  -------
                            $13                      $41

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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INVESTMENT PERFORMANCE

TOTAL RETURN IS THE CHANGE IN VALUE OVER A GIVEN PERIOD FOR A CONTINUOUS SHAREHOLDER, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

From time to time, the Fund may include in communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in the Fund from the beginning to the end of the stated period and assumes redemption at the end of the period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period.
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                                      B-2

INVESTMENT OBJECTIVES

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. Since certain risks are inherent in owning any security, there can be no assurance that the Fund will achieve its objectives.

The investment objectives of primarily long-term growth and secondarily current income are fundamental and may not be changed without the approval of a majority of the Fund's voting shares, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").
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INVESTMENT POLICIES

THE FUND INVESTS ON A "VALUE" BASIS.

Ebright Investments, Inc. (formerly named Royce, Ebright & Associates, Inc.), the Fund's investment adviser, uses a "value" method in managing the Fund's assets. In its selection process, Ebright Investments, Inc. ("EII") considers a company's cash flows, its balance sheet quality, an understanding of various internal returns indicative of profitability and its growth prospects in trying to relate such factors to the price of a given security. With regard to each portfolio security in which the Fund invests, EII seeks to identify a "valuation discrepancy" between the security's then current market price and its "business worth," that is, what a knowledgeable buyer would pay for the entire company, based on an appraisal of its financial characteristics and/or growth prospects.

After this appraisal of value process is completed, EII then, in addition, seeks to identify and evaluate "vitality factors," which are those characteristics of a portfolio company that should result in the building of future value for shareholders. Examples of such "vitality factors" include research and development efforts, new products, new market development efforts, the redeployment of underutilized assets, an active acquisition program, stock buy-back program, cost reduction program and investments in new technologies or processes.

The portfolio, therefore, is a collection of securities that EII believes have all been purchased at a discount to their real "business worth" and possess, in addition, "vitality factors" that should allow them to build future incremental value for shareholders. EII believes that profits can come both from the continued success and growth of each portfolio company as well as the eventual elimination of each security's valuation discrepancy.

THE FUND INVESTS PRIMARILY IN SMALL AND MEDIUM-SIZED COMPANIES.

EII believes that there are many high quality companies in the "small-cap" and "mid-cap" sectors that have above average growth prospects but are not widely followed or understood by investors. EII seeks to identify and invest in such companies when their securities can be purchased at appropriate discounts to EII's assessment of their "business worth."

In accordance with its objectives of seeking primarily long-term growth (realized and unrealized) and secondarily current income, the Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these allowable securities will be income-producing, and at least 80% of allowable securities will be issued by companies with stock market capitalizations between $200 million and $2 billion at the time of investment. The Fund will normally have a weighted average market capitalization size in excess of $500 million. The remainder of the Fund's assets may be invested in securities with lower or higher market capitalizations, non-dividend paying common stocks and non-convertible fixed income securities. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter market. While most of the Fund's securities will be income-producing, the composite yield of the Fund's securities may be either higher or lower than the composite yield of the stocks in the S&P 500 Index.
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INVESTMENT RISKS

THE FUND IS SUBJECT TO CERTAIN INVESTMENT RISKS.

As a mutual fund investing primarily in common stocks and/or securities convertible into common stocks, the Fund is subject to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. The Fund may invest in securities of companies that are not well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. The stocks of such companies may be more volatile in price and have lower trading volumes than the larger capitalization stocks included in the S&P 500 Index. Accordingly, EII's investment method requires a long-term investment horizon. The Fund should not be used by "market timers."
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INVESTMENT LIMITATIONS

The Fund has adopted a number of fundamental investment policies, designed to reduce its exposure to specific situations, which may not be changed without the approval of a majority of its outstanding voting shares, as that term is defined in the 1940 Act. These policies are set forth in the Statement of Additional Information and provide, among other things, that the Fund will not:

(1) with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (excluding obligations of the U.S. Government), or acquire more than 10% of the outstanding voting securities of any one issuer;

(2)     invest more than 25% of its assets in any one industry; or

(3)     invest in companies for the purpose of exercising control of management.

OTHER INVESTMENT PRACTICES:

In addition to investing primarily in the equity and fixed income securities described above, the Fund may follow a number of additional investment practices.

SHORT-TERM FIXED INCOME SECURITIES:

The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should the Fund implement a temporary defensive investment policy, its investment objectives may not be achieved.

FOREIGN SECURITIES

The Fund may invest up to 5% of its net assets in debt and/or equity securities of foreign issuers. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund.

LOWER-RATED DEBT SECURITIES

The Fund may also invest no more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities, which are below investment grade. The Fund does not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's Investors Service, Inc. or CCC by Standard & Poor's Corporation or, if unrated, determined to be of comparable quality.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Higher portfolio turnover rates would increase the Fund's transaction costs, including brokerage commissions.
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MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

The Trust's business and affairs are managed under the direction of its Board of Trustees. Ebright Investments, Inc. ("EII"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio of investments, subject to the authority of the Board of Trustees. EII, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm, founded in 1994 and registered as an investment adviser with the Securities and Exchange Commission. EII was formerly known as Royce, Ebright & Associates, Inc. EII was the investment adviser to The REvest Growth & Income Fund, which commenced operations as a series of The Royce Fund on August 1, 1994. Subject to shareholder approval, after a reorganization currently scheduled to occur on September 25, 1998, The REvest Growth & Income Fund will cease to be a series of The Royce Fund and will be reorganized into the Fund as the sole series of the Trust. This reorganization will consist of the transfer of all of the assets of The REvest Growth & Income Fund to the Fund in exchange solely for shares of beneficial interest of the Fund, the assumption by the Fund of all of the liabilities of The REvest Growth & Income Fund, and the distribution of shares of the Fund to shareholders of The REvest Growth & Income Fund upon liquidation of The REvest Growth & Income Fund.

The Fund's portfolio is managed by Jennifer E. Goff, President of EII. She has been a director and a shareholder of EII since its inception. Jennifer succeeded her father, Thomas R. Ebright, as President when Mr. Ebright passed away in 1997. Prior to assuming the office of President, Ms. Goff was Vice President and Assistant Portfolio Manager. During the last five years, Ms. Goff has worked full-time as a security analyst at Royce & Associates, Inc. (formerly Quest Advisory Corp.) and completed her graduate studies in Finance at Columbia University (M.B.A. `96). While Ms. Goff is responsible for EII's investment management activities, EII has entered into a sub-advisory agreement with Gouws Capital Management, Inc. to share resources in growing and managing the Fund.

As compensation for its services to the Fund, EII is entitled to receive advisory fees equal to 1.00% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are payable monthly from the assets of the Fund. For 1997, the fees paid to EII by The REvest Growth & Income Fund were 1.00% of its average net assets.

INVESTMENT SUB-ADVISER

EII has retained Gouws Capital Management, Inc. ("GCMI") to provide investment sub-advisory and marketing support services to the Fund. GCMI, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm, founded in 1984 and registered as an investment adviser with the Securities and Exchange Commission. GCMI's principal and President, Johann H. Gouws, is not engaged in any other business or profession other than his involvement in establishing Acadia Trust, N.A. ("AT"), an affiliated trust company. GCMI provides investment advisory services to AT, who acts as a custodian for GCMI's approximately $1 billion in client assets. GCMI has a value orientation and emphasizes in-depth fundamental analysis and company visitation similar to EII.

Although EII alone will determine the investments that will be purchased, retained or sold by the Fund, GCMI will assist EII in such determinations. GCMI will also, at the direction of EII, be responsible for placing purchase and sell orders for investments with broker-dealers, and for other related transactions. GCMI has agreed to provide services in accordance with the Fund's investment objectives, policies and restrictions.

As compensation for its services to the Fund, GCMI is entitled to receive sub-advisory fees from EII equal to one-half the net profit (net profit shall mean the advisory fee paid to EII minus all of EII's expenses, including Ms. Goff's salary and benefits and the preferential distribution equal to Ms. Goff's salary and benefits paid to GCMI). Concurrent with the reorganization of the Fund and as compensation for their part in AT's paying half the expenses incurred in the reorganization, two of the principals of AT, Johann H. Gouws and Richard E. Curran, Jr. will receive forty-eight percent (48%) of the outstanding voting common stock of EII. Ms. Goff and her sister, Ellen E. Carlton, will own the remaining fifty-two percent (52%) of the outstanding voting common stock of EII.

ADMINISTRATOR

Countrywide Fund Services, Inc. ("Countrywide") located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as administrator to the Fund. Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit
Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. As compensation, the Trust shall pay Countrywide a monthly fee at the annual rate of .09% of the Fund's average daily net assets up to $100 million; .075% of such assets from $100 million to $200 million; and .05% of such assets in excess of $200 million. However, Countrywide shall be paid at least $2,000 per month for its services for each series of the Fund.

DISTRIBUTION

CW Fund Distributors, Inc. ("CW Fund") located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, acts as distributor of the Fund's shares. EII may pay, to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Fund and/or provide certain administrative services to those of their customers who are Fund shareholders, up to .25% of the assets invested in the Fund by their customers. Compensation paid in connection with such programs may include payments from the Fund for certain shareholder-related services being provided to the Fund. When shares of the Fund are purchased in this way, the service provider, rather than its customer, may be the shareholder of record of the Fund's shares. Investors should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered.

BROKERAGE ALLOCATION

EII selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may have orders placed with brokers who provide brokerage and research services to EII. EII and GCMI are authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amounts which another broker might have charged for the same transaction.

CUSTODIAN

The custodian for the securities, cash and other assets of the Fund is Star Bank, N.A.
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YEAR 2000 DISCLOSURE

Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by EII and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. EII and the administrator are taking steps to address the Year 2000 issue with respect to the computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid adverse impact on the Fund from this problem.
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SIZE LIMITATIONS

If the Fund's assets total $350 million or more on December 31 of any year, then the Fund will, commencing on March 1 of the next year, cease selling shares to any new investors and will not resume selling its shares to new investors unless and until its assets total $250 million or less on the last day of any subsequent calendar quarter, in which case it may resume sales to new investors on the first day of the next calendar quarter and continue them subject to the $350 million limitation. Shareholders at the time of closure will be able to purchase new shares after the Fund has closed.
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GENERAL INFORMATION

The Winter Harbor Fund (the "Trust") is a Delaware business trust registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.
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                                      B-7

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund pays dividends from net investment income quarterly and distributes its net realized capital gains annually in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.

Shareholders will receive information annually as to the tax status of distributions made by the Fund for the calendar year. For Federal income tax purposes, all distributions by the Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of the Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations. Distributions paid from long-term capital gains of the Fund are treated as long-term capital gains, regardless of how long the shareholder has held Fund shares.

If a shareholder disposes of shares held for six months or less at a loss, such loss will be treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

The discussion of Federal income taxes above is for general information only. The Statement of Additional Information includes an additional description of Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
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NET ASSET VALUE PER SHARE

Net asset value per share (NAV) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day it is open for business. The New York Stock Exchange is normally closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares are purchased and redeemed at their net asset value per share next determined after an order is received by the Fund's transfer agent. The net asset value per share is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund.

In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.
--------------------------------------------------------------------------------

                                SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND PURCHASING SHARES

The Fund's shares are offered on a no-load basis. To open a new account, other than an IRA or 403(b)(7) account, either by mail, by wire or through broker-dealers, simply complete and return the Account Application. Separate forms must be used for opening IRA's or 403(b)(7) accounts; please call Investor Information at 1-800-277-5573 if you need these forms. Please indicate the amount you wish to invest. Your initial purchase must be at least $2,000 except for IRA's and accounts establishing an Automatic Investment Plan, which have $500 minimums. If you need assistance with the Account Application Form or have any questions about the Fund, please call Investor Information at 1-800-277-5573.

Subsequent investments may be made by mail, wire, or Automatic Investment (a system of electronic funds transfer from your bank account), or Direct Deposit.
-------------------

PURCHASING BY MAIL:

Complete and sign the enclosed Account Application Form

NEW ACCOUNT

Please include the amount of your initial investment on the Application Form, make your check payable to "The REvest Value Fund", and mail to:

         The REvest Value Fund
         P.O. Box 5354
         Cincinnati, OH 45201-5354

For express or registered mail, send to:

         The REvest Value Fund
         312 Walnut Street
         21st Floor
         Cincinnati, OH 45202

ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS

Additional investments should include the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to "The REvest Value Fund", write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail form.

All written requests should be mailed to one of the addresses indicated for new accounts.
-------------------

PURCHASING BY WIRE:

BEFORE WIRING: Please contact Shareholder Services at 1-877-4REVEST for wiring instructions. To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number or account number. If you are opening a new account, you must call Shareholder Services, complete the Account Application Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian are open for business.
-------------------

PURCHASING BY AUTOMATIC INVESTMENT:

The Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Winter Harbor Fund account on the 15th or last day of the month. To establish the Automatic Investment Plan, please provide the appropriate information on the Account Application Form and ATTACH A VOIDED CHECK.

PURCHASING BY DIRECT DEPOSIT

The Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Winter Harbor Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form, which may be obtained from Investor Information by calling 1-800-277-5573.
--------------------------------------------------------------------------------

CHOOSING A DISTRIBUTION OPTION

You may select one of three distribution options:

1. Automatic Reinvestment Option: Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2. Cash Dividend Option: Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

3. All Cash Option: Both dividends and capital gains distributions will be paid in cash.

You may change your option by calling Shareholder Services at 1-877-4REVEST.
--------------------------------------------------------------------------------

IMPORTANT ACCOUNT INFORMATION

The easiest way to establish optional services on your account is to select the options you desire when you complete your Account Application Form. If you want to add shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-877-4REVEST for further assistance.

SIGNATURE GUARANTEES

For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

BROKER/DEALER PURCHASES

If you purchase Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

TELEPHONE TRANSACTIONS

Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The transfer agent uses certain procedures to confirm that telephone instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls, and if it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.

NONPAYMENT

If your check or wire does not clear, the transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

TRADE DATE FOR PURCHASES

Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check or Federal Funds wire and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

REDEEMING YOUR SHARES

You may redeem any portion of your account at any time. You may request a redemption in writing or by telephone. Redemption proceeds normally will be sent within two business days after the receipt of the request in Good Order.
-------------------

REDEEMING BY MAIL

Requests should be mailed to: The REvest Value Fund, P.O. Box 5354, Cincinnati, OH 45201-5354. (For express or registered mail, send your request to: The REvest Value Fund, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202). The redemption price of shares will be their net asset value next determined after the Transfer Agent has received all required documents in Good Order.

DEFINITION OF GOOD ORDER

Good Order means that the request includes the following:

1.       The account number and Fund name.

2.       The amount of the transaction (specified in dollars or shares).

3.       Signatures of all owners exactly as they are registered on the account.

4. Signature guarantees if either the value of the shares being redeemed exceeds $25,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.

5. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-877-4REVEST.

REDEEMING BY TELEPHONE

Shareholders who have not established Automatic Withdrawal may redeem up to $25,000 of their Fund shares by telephone, provided the proceeds are mailed to their address of record. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-877-4REVEST. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt. Telephone redemption service is not available for Trust-sponsored retirement plan accounts. Telephone redemptions will not be permitted for a period of sixty days after a change in the address of record.
See also "Important Account Information - Telephone Transactions".

REDEEMING BY AUTOMATIC WITHDRAWAL
If you select the Automatic Withdrawal option, shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

REDEEMING BY WIRE

The Wire Redemption option lets you redeem up to $25,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Wire Redemptions on the Account Application Form or call Shareholder Services at 1-877-4REVEST for further assistance. There may be a charge from the Transfer Agent and/or your bank for this service.

IMPORTANT REDEMPTION INFORMATION

If you are redeeming shares recently purchased by check or Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the Transfer Agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

Although redemptions have always been made in cash, the Fund may redeem in kind under certain circumstances.

EARLY REDEMPTION FEE

In order to discourage short-term trading, an early redemption fee of 1% of the net asset value of the shares being redeemed is imposed if a shareholder redeems shares of the Fund less than one year after becoming a shareholder. The fee is payable to the Fund out of the redemption proceeds otherwise payable to the shareholder and is used to offset the costs associated with redemptions. No redemption fee will be payable by shareholders who are (1) employees or representatives of the Trust or EII or members of their immediate families or employee benefit plans for them, (2) participants in the Automatic Withdrawal
Plan, (3) certain Trust-approved Group Investment Plans and charitable organizations, or (4) omnibus and other similar account customers of certain Trust-approved broker-dealers and other institutions.

MINIMUM ACCOUNT BALANCE REQUIREMENT

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

TRANSFERRING OWNERSHIP

You may transfer the ownership of any of your Fund shares to another person by writing to: Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, OH 45201-5354. The request must be in Good Order (see "Redeeming Your Shares - Definition of Good Order"). Before mailing your request, please contact Shareholder Services (1-877-4REVEST) for full instructions.

OTHER SERVICES

For more information about any of these services, please call Investor Information at 1-800-277-5573.

STATEMENTS AND REPORTS

A statement will be sent to you each time you have a transaction in your account and quarterly. Financial reports will be mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

TAX-SHELTERED RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-277-5573.

THE WINTER HARBOR FUND
511 Congress Street
Portland, Maine 04101

INVESTMENT ADVISER:
Ebright Investments, Inc.
Jennifer E. Goff, President
511 Congress Street
Portland, Maine 04101

INVESTMENT SUB-ADVISER:
Gouws Capital Management, Inc.
511 Congress Street
Portland, Maine 04101

DISTRIBUTOR:
CW Fund Distributors, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354

TRANSFER AGENT:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354

CUSTODIAN:
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

OFFICERS OF THE TRUST:
Jennifer E. Goff, President
Robert G. Dorsey, Vice President
Mark J. Seger, Treasurer
John F. Splain, Secretary
Tina D. Hosking, Assistant Secretary
Brian J. Manley, Assistant Secretary


REVEST VALUE FUND
A SERIES OF THE WINTER HARBOR FUND